TCAP-1 / PT00114

Breakthrough Treatments for Stress-Driven Disorders

1

PROTAGENIC THERAPEUTICS

TCAP / PT00114

SIGNIFICANT PROGRESS ON MULTIPLE FRONTS IN 2018

- **Demonstrated that PT00114 treats & prevents opioid withdrawal symptoms *and* blunts opioid and cocaine use in addicted rodents**
  - Effective against morphine, fentanyl, and cocaine
  - PT00114 superior to small molecule CRH-R1 antagonist
    - Better acute efficacy
    - Benefit lasts >3 weeks after single PT00114 dose
  - Substantiates TCAP's role to reduce negative effects of stress
- **Demonstrated that PT00114 does not have addictive potential**
- **Completed a dose-range-finding (DRF) study in primates; produced no adverse events**
- **Completed 5-day, high-dose preliminary toxicity study in rats: no toxicity observed**
- **Three major publications focused on TCAP / Teneurins this month**
  - Lovejoy lab shows that TCAP increases brain glucose uptake
  - Two independent labs show that latrophilins are the receptors for TCAP / Teneurins, help explain ancient origin of TCAP / Teneurins
- **On-going discussions with potential pharma partners & non-dilutive funding sources**

2

PROTAGENIC THERAPEUTICS

Guide to Sections of this Compilation Corporate Overview Slide Deck

3

Stress Pervades Modern Life…
…and underlies many illnesses,
….both mental & physical

"We've entered the gilded genomics era just in time to have to admit that most of our ills have to do with extraordinary un-genomic things like…psychological makeup… social status and the society in which you [live], your lifestyle. And at the center of this nexus is stress—what stressors we are exposed to and how we cope."

Robert Sapolsky (Quoted in McEwen, 2002)
Professor of Neurology and of Neurosurgery
Stanford University

4

Protagenic Therapeutics developing TCAP

POTENTIAL BREAKTHROUGH TREATMENT FOR STRESS-RELATED DISORDERS

Pharmacological Anti-stress activity of synthetic TCAP has been proven in studies of

- **Anxiety**
- **Post-Traumatic Stress Disorder (PTSD)**
- **Depression**
- **Addictions**

Natural brain peptide identified and characterized by Protagenic's scientific founder, Dr. David Lovejoy (Professor, U. of Toronto)

Endogenous counter-balance to CRH, brain stress-mediator peptide

Well-defined physiological role: maintains brain function & mental balance

Mechanism of action of TCAP well delineated: acts through latrophilins

PT00114 (synthesized TCAP) in IND-enabling studies

5

PROTAGENIC THERAPEUTICS

PT00114: synthetic TCAP Development Candidate

- Taps into Natural Stress Control Mechanisms
  - Counteracts brain & behavioral effects of CRH-driven stress
- Low doses subcutaneously, buccally, sublingually, or intranasally
  - Normalize a variety of stress-induced behaviors in rodents
  - Safe and well-tolerated
  - Rapid onset of action
  - Stabilize nerve and synapse structure and function
  - Increase brain glucose uptake after a single subcutaneous dose
  - Increased brain and behavioral improvements show long duration
    - Up to 3 weeks from a single subcutaneous dose of PT00114

- IND filing by 1Q2019
- Phase 1 1H2019

6

PROTAGENIC THERAPEUTICS

Stress-Related, CRH-Driven Pathologies
POTENTIAL PT00114 / TCAP-1 INDICATIONS

- **Anxiety**
- **Depression**
- **PTSD**
- **Addictions**
  - Opioids, Cocaine, Nicotine, Eating, *etc.*
- **Social Isolation**
- **Obesity**
- **Immunosuppression**
  - Susceptibility to cancer, infection
- **Premature Death**

7

PROTAGENIC THERAPEUTICS

Corticotropin Releasing Hormone (CRH)

WHAT IS ITS ROLE IN COUPLING STRESS AND BEHAVIOR?

8

Confidential

PROTAGENIC THERAPEUTICS

Corticotropin Releasing Hormone (CRH)

THE BRAIN'S STRESS RESPONSE MEDIATOR

CRH-mediated stress response central to mental illness

- Key driver of stress responses
- Prolonged stress:
  - Increases CRH & its receptors in the brain
  - Disrupts nerve connections
  - Dysregulates neurotransmitter release
  - Diminishes brain glucose metabolism
- Modulating negative effects of CRH a longstanding medical goal
- Antagonizing CRH receptors directly as drug targets in humans has proven difficult and disappointing


WHY ZEBRAS DON'T GET ULCERS

ENIC
THERAPEUTICS

Stress Distorts Brain & Body Function *via* Corticotropin Releasing Hormone (CRH)


stress
problem
overworked
nervous
work
pressure
tension
frustration
emotional


Environmental stressor
CRH
Pituitary gland
ACTH
Adrenal glands
Cortisol


Anxiety
DEPRESSION
PANIC ATTACK

Confidential

PROTAGENIC
THERAPEUTICS

Teneurin C-terminal Associated Peptides (TCAPs)

HOW DO THEY INFLUENCE CRH-DRIVEN STRESS RESPONSES?

11

Protagenic Therapeutics

Corticotropin Releasing Hormone (CRH)

DRIVES & AMPLIFIES THE EXPERIENCE OF STRESS


CRH
VERY LOW
LOW
MODERATE
HIGH
VERY HIGH

12

Protagenic Therapeutics

Teneurin C-terminal Associated Peptides (TCAPs)

COUNTERACT CRH-MEDIATED EXPERIENCE OF STRESS


TCAP
VERY LOW
LOW
MODERATE
HIGH
VERY HIGH

13

TCAP Counteracts CRH & Restores Normal Brain Function


overworked
stress
tension
work
pressure
problem
frustration
emotional
Environmental stressor
Hypothalamu
Pituitary gland
TCAP-1
(PT00114)
ACTH
Adrenal glands
Cortisol

Confidential

PT00114 counter-acts CRH-driven stress behaviors

Stereotypic jumping dependent on CRH



15

PROTAGENIC THERAPEUTICS

PT00114 counter-acts CRH-driven stress behaviors



Stereotypic jumping dependent on CRH

Locomotor Activity normal

16

PROTAGENIC THERAPEUTICS

TCAP ameliorates Stress/ CRH-driven behaviors

PRE-CLINICAL DATA

PT00114 Pharmacology

Animal model	PT00114-treatment	Implication for clinical utility
Chronic Social Defeat (mice caged with bullying dominant male for 15 days)	Substantial, dose-related reduction in stress-related anxious behaviors; no sedation	Anxiolytic without sedation or dependency
Acoustic Startle (mice display startle response to sudden loud sound)	Dose-related reduction in startle response to sound, implying reduced anxiety; no sedation	As above Rapid onset No observable side effects or toxicities
Tail suspension & forced swim tests (validated depression models)	Rapid restoration of less depressed behaviors	Rapid onset anti-depressant effects
Cocaine self-administration (mice injected with CRH i.c.v. become addicted to cocaine / opioids)	Reduced self-administration of cocaine / opioids	Treatment for drug addictions blunting drug-seeking drive

PT00114 effects show rapid onset and long duration

PT00114 Calms Anxious Behaviors
BREAKTHROUGH FOR STRESS-DRIVEN ANXIETY / PTSD?

PT00114 effective in Acoustic Startle, Open Field, Chronic Social Defeat Anxiety Models

- ~50% decrease in startle response maintained for up to 3 weeks after single dose of TCAP


Anxious


Calm


"On edge"
PT00114 Decreases Anxious Behavior
Mean Startle Response
800
600
400
200
0
1
2
3
**
Less "jumpy"
Vehicle
PT00114
Acoustic Startle Test

19

PROTAGENIC THERAPEUTICS

PT00114 Ameliorates Depressed Behavior
BREAKTHROUGH FOR MDD / TREATMENT-RESISTANT DEPRESSION?


Depressed


Non-depressed


Less "giving up"
PT00114 counteracts Depressed Behaviors
More "Trying"
20
15
10
5
**
*
Immobility
1
2
Climbing
Vehicle
PT00114
Forced Swim Test

20

PROTAGENIC THERAPEUTICS

TCAP Counteracts CRH & Restores Normal Brain Function


overworked
nervous
stress
work
pressure
problem
frustration
tension
emotional


Environmental stressor
Pituitary gland
ACTH
Adrenal glands
Cortisol

TCAP-1 (PT00114)



Confidential

PROTAGENIC THERAPEUTICS

PT00114 counter-acts CRH-driven stress behaviors



Stereotypic jumping dependent on CRH

22

PROTAGENIC THERAPEUTICS

PT00114 counter-acts CRH-driven stress behaviors



Locomotor Activity normal

PROTAGENIC THERAPEUTICS

TCAP ameliorates Stress/ CRH-driven behaviors

PRE-CLINICAL DATA

PROTAGENIC THERAPEUTICS

PT00114 Pharmacology

Animal model	PT00114-treatment	Implication for clinical utility
Chronic Social Defeat (mice caged with bullying dominant male for 15 days)	Substantial, dose-related reduction in stress-related anxious behaviors; no sedation	Anxiolytic without sedation or dependency
Acoustic Startle (mice display startle response to sudden loud sound)	Dose-related reduction in startle response to sound, implying reduced anxiety; no sedation	As above Rapid onset No observable side effects or toxicities
Tail suspension & forced swim tests (validated depression models)	Rapid restoration of less depressed behaviors	Rapid onset anti-depressant effects
Cocaine self-administration (mice injected with CRH i.c.v. become addicted to cocaine / opioids)	Reduced self-administration of cocaine / opioids	Treatment for drug addictions blunting drug-seeking drive

PT00114 effects show rapid onset and long duration

25

PROTAGENIC THERAPEUTICS

PT00114 Ameliorates Depressed Behavior

BREAKTHROUGH FOR MDD / TREATMENT-RESISTANT DEPRESSION?

PT00114 effective in Porsolt Forced Swim (Behavioral Despair) Test

- Depressed animals give up and stop swimming
- PT00114 treatment increases swimming effort and prevents "giving up"
  - Benefit maintained for up to 3 weeks after single dose of PT00114


Depressed
Non-depressed


PT00114 counteracts Depressed Behaviors
Less "giving up"
More "Trying"
20
15
10
5
0
Immobility
Climbing
Vehicle
PT00114
Forced Swim Test

26

PROTAGENIC THERAPEUTICS

PT00114 BLUNTS OPIOID WITHDRAWAL STRESS RESPONSE


Severe Withdrawal Symptoms
jumps/20 minutes
+/- SEM n=9 n=4 MK801 group
Number in each bar = group mean
73
47
47
42
32
16
Restoration toward Normal
Morphine + + + + + + +
Naloxone - + + + + + +
PT00114 TCAP-1 (nmol/kg, s.c.)
PROTAGENIC THERAPEUTICS

STRESS DRIVES ADDICTIONS


Addiction is a reward deficit and stress surfeit disorder
George Koob, Ph.D. Director
NIH
National Institute on Alcohol Abuse and Alcoholism
NIH...Turning Discovery Into Health®

28

PT00114 Blunts CRH-Induced Cocaine Addiction


ICV cannula
Cocaine conditioning
TCAP or Saline
Rehabituation
ICV CRH & Observation
infusion pump
programming and recording equipment
catheter
cubicle
Inactive lever
Drug paired lever
Frantic Drug Seeking
Restoration to Normal
Self-administration
Nonstressed – Not addicte
Stressed - Addicted
0
300
3000
TCAP-1 Pre-Exposure (pmol)
(i.v.)

29

PROTAGENIC THERAPEUTICS

PT00114 Prevents Opioid Withdrawal CRH-dependent stress behaviors

SAELENS DRUG-PRECIPITATED WITHDRAWAL IN THE MOUSE


Day 1, 2, 3
Day 4
Day 5
Morphine I.P.
9, 10, 11 AM
1 and 3 PM
Morphine I.P.
9 AM , 11 AM
2 hr
Naloxone 10mg/kg
I.P.
1 PM
Observation
20min
RECORD JUMPS
Mouse TCAP-1 Daily S.C.
10AM
STUDY DESIGN
"PREVENTION"

30

PROTAGENIC THERAPEUTICS

PT00114 blunts opioid withdrawal stress response



Locomotor Activity normal

No jumping or stereotypy in CRH Knockout mice

31

PROTAGENIC THERAPEUTICS

PT00114 blunts opioid withdrawal stress response

SAELENS DRUG-PRECIPITATED WITHDRAWAL IN THE MOUSE



Severe Withdrawal Symptoms
+/- SEM n=9 n=4 MK801 group
Number in each bar = group mean
jumps/20 minutes
73
47
47
42
32
16
Restoration toward Normal
Morphine + + + + + + +
Naloxone - + + + + + +
PT00114 TCAP-1 (nmol/kg, s.c.)

PROTAGENIC THERAPEUTICS

PT00114 *Treats* Opioid Withdrawal CRH-dependent stress behaviors

SAELENS DRUG-PRECIPITATED WITHDRAWAL IN THE MOUSE

Day 1, 2, 3	Day 4	Day 5		
	Morphine I.P. 9, 10, 11 AM 1 and 3 PM	Morphine I.P. 9 AM , 11 AM	2 hr →	Naloxone 10mg/kg I.P. 1 PM
Mouse TCAP-1 Daily S.C. 10AM				Observation 20min RECORD JUMPS

STUDY DESIGN
"TREATMENT"

33

PROTAGENIC THERAPEUTICS

PT00114 better than Pfizer CRH-R1 antagonist



100
90
80
70
60
50
40
30
20
10
0
# jumps/20 minutes
n=4
8
n=12
75
n=8
52
25
CRH-R1 antagonist CP154,526,
40 mg/kg. p.o.
PT00114
300 pmol
s.c.

Number in each bar = group mean

34

PROTAGENIC THERAPEUTICS

Additional TCAP / PT00114 Data
BREAKTHROUGH FOR OPIOID & OTHER ADDICTIONS?

- **PT00114 prevents naloxone-precipitated, CRH-dependent withdrawal symptoms from both morphine and fentanyl in rodents.**
- **A single dose of PT00114 prevents opiate withdrawal symptoms *for at least 21 days***
- **Significantly out-performs PFE154,526 CRH-R1 antagonist at 40 mg/kg in Saleaens treatment paradigm**
- **In standard rodent morphine withdrawal paradigms, PT00114 doesn't show re-enforcing pharmacology**

35

PROTAGENIC THERAPEUTICS

PT00114 Potential Treatment for Alcohol and Nicotine Abuse / Dependency

PNAS

Functional *CRH* variation increases stress-induced alcohol consumption in primates

Christina S. Barr[a,1,2], Rachel L. Dvoskin[a,1], Manisha Gupte[a,b], Wolfgang Sommer[a], Hui Sun[a], Melanie L. Schwandt[a], Stephen G. Lindell[a], John W. Kasckow[c], Stephen J. Suomi[d,1], David Goldman[b,1], J. Dee Higley[e,1], and Markus Heilig[a,1]

NIH Public Access
Author Manuscript

Biol Psychiatry. Author manuscript; available in PMC 2010 February 16.

Published in final edited form as:
Biol Psychiatry. 2009 July 15; 66(2): 110. doi:10.1016/j.biopsych.2009.01.010.

NIH-PA Author Manuscript

CRF$_1$ receptor activation mediates nicotine withdrawal-induced deficit in brain reward function and stress-induced relapse

Adrie W. Bruijnzeel, Melissa Prado, and Shani Isaac
Department of Psychiatry, McKnight Brain Institute, University of Florida, 100 S. Newell Dr.,

TCAP Mechanism of Action

WHAT IS TCAP AND HOW DOES IT WORK?

37

PROTAGENIC THERAPEUTICS

Teneurins and TCAPs
ANCIENT ORIGINS / BURGEONING UNDERSTANDING

Cell — Article

Structural Basis for Teneurin Function in Circuit-Wiring: A Toxin Motif at the Synapse

Graphical Abstract



Intracellular space
Membrane
Extracellular space
Teneurin
Latrophilin
?

Authors
Jingxian Li, Moran Shalev-Benami, Richard Sando, ..., Thomas C. Südhof, Georgios Skiniotis, Demet Araç

Correspondence
tcs1@stanford.edu (T.C.S.), yiorgo@stanford.edu (G.S.), arac@uchicago.edu (D.A.)

In Brief
An adhesion protein with an unexpected, toxin-like fold shows how alternative splicing can regulate synaptic connections.

regulating synaptic connections between neurons and bridging the synaptic membrane

38

Teneurins and TCAPs
ANCIENT ORIGINS / BURGEONING UNDERSTANDING

- Teneurins: a small family of four closely-related transmembrane proteins expressed by neurons localized to synapses
  - Prominent in the "extended amygdala" (regions controlling fear and emotion)*
  - Described and extensively characterized by Professor David Lovejoy, scientific founder of Protagenic Therapeutics
- Highly conserved, extracellular Teneurin C-terminal Peptide (TCAP) crucial for teneurins' activities to maintain healthy brain functions


TCAP

*See Koob *et al.*, *Neuropharmacology* 76, Jan. 2014

39

PROTAGENIC THERAPEUTICS

TCAP: Ancient Central Role Maintaining Brain Balance
BREAKTHROUGH POTENTIAL TO TREAT STRESS-RELATED DISORDERS

- **Amazing conservation of amino acid sequence from primitive to complex animals including man (*over 1 billion years*)**
- **Remarkable conservation of TCAP sequence over eons and across phyla implies strong positive selective pressure throughout evolution**

  - **Man** QQLLSTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR 44
  - **Monkey** QQLLSTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR 44
  - **Mouse** QQLLGTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR 44
  - **Rat** QQLLGTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR 44



- **SURE INDICATOR OF IMPORTANT FUNCTION**

40

PROTAGENIC THERAPEUTICS

TCAP-1 acts through LATROPHILIN receptors on nerves in brain regions controlling fear, stress, memory, & emotion


LIMBIC SYSTEM STRUCTURES
Singulate Gyrus
Septum
Olfactory Bulb
Hypothalamus
Amygdala
Mammillary Body
Hippocampus


Inside cell 1
Teneurin
Post-synaptic
Neurexin
Fibronectin leucine-rich transmembrane protein (FLRT)
α-Dystroglycan
TCAP
Latrophilin
β-Dystroglycan
Pre-synaptic
GDP
Inside cell 2

BLOCKS CRH EFFECTS THROUGH ITS OWN RECEPTOR SYSTEM
NOT BY COMPETING FOR BINDING TO CRH RECEPTORS

TCAP: The Body's Natural Counterbalance to CRH-Mediated Stress Responses, both biochemical and behavioral

41

PROTAGENIC THERAPEUTICS

TCAPs: THE BUSINESS END OF TENEURINs


N
intracellular
extracellular
Teneurin
Latrophilin
SS
200 Å
intracellular
C
Decrease in cAMP level

Modified from J. Li *et al.,* Cell 173: 735-748, April 19, 2018

42

PROTAGENIC THERAPEUTICS

Teneurin-Latrophilin Signal requires TCAP


EV
FL

from J. Li *et al.*, Cell 173: 735-748, April 19, 2018

PROTAGENIC THERAPEUTICS

Additional TCAP / PT00114 Data & Studies

- PT00114 strengthens synaptic connections and stabilizes dendritic spines
- PT00114 blocks CRH-driven c-*fos* mRNA increases in key brain regions
- PT00114 enhances glucose uptake in relevant regions of rodent brains
- Non-GLP DRF-toxicity studies of PT00114 in rat and monkeys negative in life at highest dose tested (10 mg/kg s.c. x 28 days)
- Collaborative studies with Walter Reed Army Institute of Research of PT00114 in rodent PTSD models underway
- GLP Toxicology Studies in Rodents and NHPs in 4Q2018

44

PROTAGENIC THERAPEUTICS

Next Steps: IND and Clinical Plan

- **IND-enabling activities in progress, Peptide synthesis by CPC Scientific – 10 g initial batch and 10 g GMP grade material available**
  - DRF Toxicology in rats and non-human primates in progress (in life completed)
  - GLP Toxicology pending - Safety Pharmacology and 28 Day GLP toxicology in rats and non-human primates
  - Formulation of material for nasal, buccal or sub-lingual delivery under study
  - Biomarkers being assessed to follow PK and PD
- IND submission by 1Q2019
- FPI in Phase 1 trials in 1H2019

45

PROTAGENIC THERAPEUTICS

Protagenic Therapeutics IP Portfolio
DOMINANT POSITION RE TCAPS AND THEIR USES

- Because the Lovejoy lab has pioneered the pharmacological uses and mechanism of action of TCAPs, Protagenic Therapeutics has a robust patent estate
  - IP covering composition of matter
  - IP covering methods of use for key indications
- Details of the PTIX IP portfolio can be provided under CDA

46

PROTAGENIC THERAPEUTICS

Lead Drug Candidate: PT00114
BREAKTHROUGH FOR STRESS-RELATED MENTAL ILLNESSES?

- **TCAP-1, a natural peptide operating within an ancient control system**
  - inhibits stress-induced CRH-mediated activity and subsequent behaviors
  - effective in various animal models of depression and anxiety
  - targets a wider region of the brain than current drug therapies and appears to benefit different neurotransmitter systems simultaneously
  - targets major regulatory regions of the brain that show morphological and functional defects in TRD and PTSD
  - potential to integrate and normalize key neuronal circuits
- **Safe, Effective, Well-Tolerated Potential Breakthrough Medicine**

47

PROTAGENIC THERAPEUTICS

Lead Drug Candidate: PT00114
BREAKTHROUGH FOR STRESS-RELATED MENTAL ILLNESSES

- Potent, effective treatment for anxiety, depression, PTSD, and addiction
  - Rapid onset, persistent efficacy
- First-in-class peptide (synthesized version of brain peptide TCAP)
  - Unique mechanism of action
  - Works through key natural anti-CRH pathway
  - Active *via* sub lingual, buccal or nasal routes
- **More effective than current drugs**
  - Better relief of illness in current responders
  - Greater efficacy in current non-responders
- **Fewer side effects than current drugs**
  - Less sedation, less harmful pharmacology, less dependency
- **Potential very wide use to combat negative effects of stress**

48

PROTAGENIC THERAPEUTICS

Opiate Information

TCAP -MEDICATION ASSISTED ADDICTION TREATMENT

49

PROTAGENIC THERAPEUTICS

Opioid Addiction: "A National Emergency"


Black

- **>40,000 DEATHS IN U.S. IN 2016 & *RISING***
  - >20% increase 2016 *cf.* 2015
  - Now leading cause of death under 55 years
- **CURRENT "TREATMENTS" ARE INEFFECTIVE AT STEMMING THE TIDE!!!**


OxyContin 20 mg
Rx Only
100 Tablets



Confidential

PROTAGENIC THERAPEUTICS

Current opioid addiction treatments are poor!


Suboxone
8 mg/2 mg


Heroin
Oxycodone
$N-CH_3$
Buprenorphine

- **Suboxone** targets reward deficit
  - Mixture of


"How high"
(Heroin)
(Oxycodone)
"How much"

Confidential

PROTAGENIC THERAPEUTICS

Current opioid addiction treatments are poor!


SUBOXONE
SHORT-TERM SYMPTOMS
• euphoria, inflated sense of well-being
• sleepiness
• confusion
• nausea
• respiratory depression
• constipation
• insomnia
• irritability
• jitteriness
SUBOXONE
LONG-TERM SYMPTOMS
• drowsiness
• gastrointestinal issues like constipation, nausea, and vomiting
• disorientation and confusion
• decreased pain tolerance
• increased incidence of depression
• anxiety
• isolation



PRISON POISON

This Anti-Heroin Drug Is Now King of the Jailhouse Drug Trade

Heroin, once the top illicit drug in prison, has been replaced by the cheaper and easier to smuggle suboxone, which was meant to help opiate addicts.

DANIEL GENIS 07.17.14 5:45 AM ET

Trading one addiction for another

Confidential

PROTAGENIC THERAPEUTICS

Teva's non-opioid Lucemyra to treat opioid withdrawal useful but leaves major chronic need

- Orally available alpha 2-adrenergic receptor agonist
  - Reduces the release of norepinephrine, neurotransmitter with a role in some opioid withdrawal acute symptoms
- ***May lessen the severity of but not completely eliminate withdrawal symptoms***
- Recently approved by FDA for use for up to 2 weeks to blunt some symptoms of opiate in adults who abruptly discontinue opioids
- **Not applicable for staying off opioids after acute withdrawal, an essential need for which PT00114 is optimally suited**

53

PROTAGENIC THERAPEUTICS

Stress Pervades Modern Life. . . .

….. & underlies addictions & many illnesses,

….. both mental & physical

"We've entered the gilded genomics era just in time to have to admit that most of our ills have to do with extraordinary un-genomic things like…psychological makeup… social status and the society in which you [live], your lifestyle. And ***at the center of this nexus is stress—what stressors we are exposed to and how we cope."***

Robert Sapolsky (Quoted in McEwen, 2002)

Professor of Neurology and of Neurosurgery Stanford University

54

PROTAGENIC THERAPEUTICS


Suboxone
(buprenorphine and naloxone) sublingual film
8 mg/2 mg
Rx only
SUBOXONE
SHORT-TERM
SYMPTOMS
• euphoria, inflated sense of well-being
• sleepiness
• confusion
• nausea
• respiratory depression
• constipation
• insomnia
• irritability
• jitteriness
SUBOXONE
LONG-TERM
SYMPTOMS
• drowsiness
• gastrointestinal issues like constipation, nausea, and vomiting
• disorientation and confusion
• decreased pain tolerance
• increased incidence of depression
• anxiety
• isolation
PRISON POISON
This Anti-Heroin Drug Is Now King of the Jailhouse Drug Trade
Heroin, once the top illicit drug in prison, has been replaced by the cheaper and easier to smuggle suboxone, which was meant to help opiate addicts.

Opioid Addiction Treatments are Not Reversing the Epidemic in Deaths

Confidential

PROTAGENIC THERAPEUTICS

Reward deficit and stress excess drive addiction

Assumption of drugs of abuse has as a self-medication component


REWARD
STRESS

56

PROTAGENIC THERAPEUTICS

PT00114 Reduces Stress Excess


STRESS
REWARD

57

Stress Drives Addiction

Drugs of abuse have a self-medication component.


OPIATES
Endorphins
CRH
REWARD
STRESS

58

Stress-related brain conditions

- Anxiety
- Depression
- PTSD
- Addictions
  - Opioids, Cocaine, Alcohol, Nicotine, Food, Gambling, etc.
- Social Isolation
- Obesity
- Immunosuppression
  - Susceptibility to cancer, infection
- Premature Death

PROTAGENIC THERAPEUTICS

Corticotropin Releasing Hormone (CRH) Drives Stress

- CRH a peptide hormone and key driver of stress responses
- Prolonged stress:
  - Increases CRH & its receptors in the brain
  - Disrupts synaptic connections
  - Dysregulates neurotransmitter release
  - Diminishes brain glucose metabolism
- Modulating the negative effects of CRH has been a longstanding medical goal
- Antagonizing CRH receptors directly as drug targets in humans has proven difficult and disappointing


STRESS
Hypothalamus
CRF
Hippocampus
ACTH
Glucocorticoids
Pituitary
Bloodstream
Adrenal glands
Kidneys
WHY ZEBRAS DON'T GET ULCERS

PROTAGENIC THERAPEUTICS

CRH-Mediated Stress Response


stress
overworked
work
pressure
problem
frustration
tension
nervous
emotional


Environmental stressor
Hypothalamus
CRH
Pituitary gland
ACTH
Adrenal glands
Cortisol
Stress response


ADDICTION
S
Anxiety
PANIC ATTACK
PANIC ATTACKS
DEPRESSION
Hypochondr

61

Confidential

PROTAGENIC THERAPEUTICS

Protagenic Therapeutics Developing TCAP

POTENTIAL BREAKTHROUGH TREATMENT FOR ADDICTION VIA REDUCTION IN STRESS

Natural brain peptide discovered and characterized by Protagenic's scientific founder, Dr. David Lovejoy (Professor, U. of Toronto). Well understood physiological role in maintaining normal brain and behavioral functions.

Mechanism of action and therapeutic potential of synthetic TCAP well characterized

- Anxiety / PTSD
- Depression
- Addiction
  - Cocaine
  - Opioids

PT00114 (synthetic TCAP): IND filing in 2018, Phase 1 in 1H2019

62

Confidential

PROTAGENIC THERAPEUTICS

TCAP: Ancient Central Role in Brain Function

- Discovered in Lovejoy lab during search for CRH-related brain peptides
- Component of small family of brain synapse-stabilizing proteins called Teneurins
- Amazing conservation of amino acid sequence from primitive to complex animals including man (over 1 billion years). For example:

Man	QQLLSTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44
Monkey	QQLLSTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44
Mouse	QQLLGTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44
Rat	QQLLGTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44

Evolutionarily Highly Conserved

- **Highlights Important Function**

PROTAGENIC THERAPEUTICS

TCAP-1 acts through **LATROPHILIN** receptors in brain regions controlling fear, stress, memory, & emotion


LIMBIC SYSTEM STRUCTURES
Singulate Gyrus
Septum
Olfactory Bulb
Hypothalamus
Amygdala
Mammillary Body
Hippocampus

Inside cell 1


Teneurin
Post-synaptic
Neurexin
LEC
Fibronectin leucine-rich transmembrane protein (FLRT)
OLF
α-Dystroglycan
Latrophilin
TCAP
β-Dystroglycan
Pre-synaptic
GDP

Inside cell 2

Blocks CRH effects through its own receptor system **not by competing for binding to CRH receptors**

TCAP: The Body's Natural Counterbalance to CRH-Mediated Stress Responses, both biochemical and behavioral

PROTAGENIC THERAPEUTICS

TCAP Counteracts CRH

& RESTORES NORMAL BRAIN FUNCTION


overworked
tension
work
stress
pressure
frustration
problem
emotional
Environmental stressor
Hypothalamus
CRH
TCAP-1
(PT00114)
ACTH
Pituitary gland
Adrenal glands
Cortisol
Stress response

65

Confidential

PROTAGENIC THERAPEUTICS

PT00114: Protagenic's synthetic TCAP Candidate

- Counteracts brain & behavioral effects of stress by modulating endogenous stress control mechanisms
- Pharmacologically active at low doses subcutaneously, buccally, sublingually, or intranasally
  - Safe and well tolerated
  - Rapid benefit in models of stress, depression and drug addiction
  - Increases brain glucose uptake and brain activity after a single subcutaneous dose
  - Stabilizes nerve and synapse structure and function
  - Behavioral changes are protracted, with single dose exerting effects for up to3 weeks after a single subcutaneous dose (long after PT00114 is cleared)
- IND filing 4Q2018
- Phase 1 1H2019

66

PROTAGENIC THERAPEUTICS

Pharmacological characterization of PT00114

Active in a variety of stress models

- Stress-driven anxiety
- Depression
- Drug addiction – cocaine
- Drug addiction – opioids

PT00114 modulates anxiety-like behaviors

PT00114 effective in Acoustic Startle, Open Field, Chronic Social Defeat Anxiety Models
- ~50% decrease in startle response maintained for up to 3 weeks after single dose of TCAP


Anxious
Anxious
Calm
Calm
"On edge"
PT00114 Decreases Anxious Behavior
Less "jumpy"
Vehicle
PT00114
Acoustic Startle Test

PROTAGENIC THERAPEUTICS

PT00114 Ameliorates depression-like behaviors

Depressed

Non-depressed


Depressed
Non-depressed


Less "giving up"
PT00114 Decreases Anxious Behavior
More "trying"
Counts
30
20
10
0
Immobility
Climbing
Vehicle
PT00114
Forced Swim Test

Confidential

PT00114 Reduces Excess Stress


Endorphins
CRH +
PT00114
REWARD
STRESS

70

Confidential

PT00114 Ameliorates depression-like behaviors


Day 0
7
14
21
28
ICV cannula
Cocaine conditioning
TCAP or Saline
Rehabituation
ICV CRH & Observation


infusion pump
programming and recording equipment
catheter
cubicle
Drug paired lever
Inactive lever


Frantic Drug Seeking
Self-administration
Nonstressed – Not addicted
Stressed - Addicted
Restoration to Normal
0
300
3000
TCAP-1 Pre-Exposure (pmol)
(i.v.)

Cocaine re-instatement study Male SD Rats
Method described by S. Erb, et al. U of Toronto 2014

PT00114 Blunts CRH-Induced Cocaine Addiction

⚠ Naloxone-Precipitated withdrawal model in the Mouse: PREVENTION


Study Design "PREVENTION"
PT00114
Day 1, 2, 3
Day 4
Day 5
Morphine I.P. 9, 10, 11 AM 1 and 3 PM
Morphine I.P. 9 AM , 11 AM
2 hr
Naloxone 10mg/kg I.P. 1 PM
Observation 20min RECORD JUMPS
Mouse TCAP-1 Daily S.C. 10AM

PTX00114 BLUNTS OPIOID WITHDRAWAL STRESS RESPONSE



No jumping or stereotypy in CRH Knockout mice

73

PROTAGENIC THERAPEUTICS

PT00114 BLUNTS OPIOID WITHDRAWAL STRESS RESPONSE


Severe Withdrawal Symptoms
jumps/20 minutes
+/- SEM n-9 n-4 MK801 group
Number in each bar - group mean
73
47
47
42
32
16
Restoration toward Normal
Morphine + + + + + + +
Naloxone - + + + + + +
PT00114 TCAP-1 (nmol/kg, s.c.) 0 0 10 25 50 100 250

74

PROTAGENIC THERAPEUTICS

PT00114 TREATS CRH-DRIVEN OPIATE WITHDRAWAL

Naloxone-Precipitated withdrawal model in the Mouse: TREATMENT


PT00114
Study Design "TREATMENT"
Day 1, 2, 3
Day 4
Day 5
Morphine I.P. 9, 10, 11 AM 1 and 3 PM
Morphine I.P. 9 AM , 11 AM
2 hr
Naloxone 10mg/kg I.P. 1 PM
Observation 20min RECORD JUMPS
Mouse TCAP-1 Daily S.C. 10AM

Additional TCAP / PT00114 Data

- PT00114 strengthens synaptic connections and stabilizes dendritic spines
- A single dose of PT00114 prevents opiate withdrawal symptoms for at least 21 days
- PT00114 prevents withdrawal symptoms from both morphine and fentanyl in rodents.
- In standard rodent morphine withdrawal paradigms, PT00114 does not demonstrate re-enforcing pharmacology
- Non-GLP toxicity studies in rat and monkeys are negative at highest dose tested (10 mg/kg)

PT00114: potential breakthrough treatment for opioid and other stress-driven addictions

- Next Generation Treatments will address "Stress Surfeit"
- Stress surfeit is known to compel addicted behaviors
- CRH elevation is the mediator of environmental stress
- TCAP counteracts CRH and reduces stress effects
- PT00114 (synthetic TCAP) works in cocaine addiction in rodents
- PT00114 (synthetic TCAP) works in opioid addiction in rodents
- Phase 1 clinical trials of PT00114 in opiate addiction in 1H2019

PROTAGENIC THERAPEUTICS

Development timelines for PT00114

9 months to IND, 12 months to Phase 1 start

- 1Q2018 ➔ Dose-range finding safety studies in rats
- 2Q2018 ➔ GLP Tox in rats and non-human primates
- 4Q2018 ➔ IND filing
- 1H2019 ➔ FPI Phase 1 SAD
- 3Q2019 ➔ Phase 1 MAD FPI
- 4Q2019 ➔ Phase 2 in opioid addiction FPI
- 4Q2019 ➔ Phase 2 in PTSD FPI

PROTAGENIC THERAPEUTICS

Corticotropin Releasing Hormone (CRH)

What is its role in stress?

PROTAGENIC THERAPEUTICS

Corticotropin Releasing Hormone (CRH)

DRIVES & AMPLIFIES THE EXPERIENCE OF STRESS


CRH
VERY LOW
LOW
MODERATE
HIGH
VERY HIGH

PROTAGENIC THERAPEUTICS

Corticotropin Releasing Hormone (CRH)
The Brain's Stress Response Mediator

CRH-mediated stress response central to mental illnesses

- Key driver of stress responses
- Prolonged stress:
  - Increases CRH & its receptors in the brain
  - Disrupts nerve connections
  - Dysregulates neurotransmitter release
  - Diminishes brain glucose metabolism
- Modulating negative effects of CRH a longstanding medical goal
- Antagonizing CRH receptors directly as drug targets in humans has proven difficult and disappointing


WHY ZEBRAS DON'T
GET ULCERS

81

PROTAGENIC THERAPEUTICS

Stress Distorts Brain & Body Function *via* Corticotropin Releasing Hormone (CRH)


overworked
nervous
tension
stress
work
pressure
frustration
problem
emotional
CRI
ACTH
Adrenal glands
Cortisol
Stress re
Pain
Addictions
Anxiety
PANIC ATTACKS
DEPRESSION

Confidential

PROTAGENIC THERAPEUTICS

TCAP Counteracts CRH & restores normal brain function


stress
problem
overworked
pressure
work
nervous
frustration
emotional
tension
Environmental stressor
Hypothalamus
Pituitary gland
TCAP-1
(PT00114)
ACTH
Adrenal glands
Cortisol

Confidential

PROTAGENIC THERAPEUTICS

Teneurin C-terminal Associated Peptides (TCAPs)

How do they influence CRH stress responses?

84

PROTAGENIC THERAPEUTICS

TCAP: Ancient central role to maintain brain balance

Breakthrough Potential to Treat Stress-Related Disorders

- Amazing conservation of amino acid sequence from primitive to complex animals including man (*over 1 billion years*)
- **Remarkable conservation of TCAP sequence over eons and across phyla implies strong positive selective pressure throughout evolution**

Man	QQLLSTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44
Monkey	QQLLSTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44
Mouse	QQLLGTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44
Rat	QQLLGTGRVQGYDGYFVLSVEQYLELSDSANNIHFMRQSEIGRR	44



- SURE INDICATOR OF IMPORTANT FUNCTION

85

PROTAGENIC THERAPEUTICS

TCAP-1 acts through LATROPHILIN receptors on nerves in brain regions controlling fear, stress, memory, & emotion


LIMBIC SYSTEM STRUCTURES
Singulate Gyrus
Septum
Olfactory Bulb
Hypothalamus
Amygdala
Mammillary Body
Hippocampus


Inside cell 1
TCAP
GDP
Inside cell 2

BLOCKS CRH EFFECTS THROUGH ITS OWN RECEPTOR SYSTEM
NOT BY COMPETING FOR BINDING TO CRH RECEPTORS

TCAP: The Body's Natural Counterbalance to CRH-Mediated Stress Responses, both biochemical and behavioral

86

PROTAGENIC THERAPEUTICS

Teneurin C-terminal Associated Peptides (TCAPs)

COUNTERACT CRH-MEDIATED EXPERIENCE OF STRESS


TCAP
VERY LOW
LOW
MODERATE
HIGH
VERY HIGH

87

PROTAGENIC THERAPEUTICS

Lead Drug Candidate: PT00114

BREAKTHROUGH FOR STRESS-RELATED MENTAL ILLNESSES?

- **Potent, effective treatment for addiction, anxiety, depression, & PTSD**
  - Rapid onset, persistent efficacy
- **First-in-class peptide (synthesized version of brain peptide TCAP)**
  - Unique mechanism of action
  - Works through key natural anti-CRH pathway
  - Active *via* sub lingual, buccal or nasal routes
- **More effective than current drugs**
  - Better relief of illness in current responders
  - Greater efficacy in current non-responders
- **Fewer side effects than current drugs**
  - Less sedation, less harmful pharmacology, less dependency
- **Potential very wide use to combat negative effects of stress**

88

PROTAGENIC THERAPEUTICS

Stress Excess Drives Addictions


frontiers in
PSYCHIATRY
REVIEW ARTICLE
Addiction is a reward deficit and stress surfeit disorder
George F. Koob*



George Koob, Ph.D. Director

NIH National Institute on Alcohol Abuse and Alcoholism

NIH...Turning Discovery Into Health®

89

PROTAGENIC THERAPEUTICS

Protagenic Therapeutics developing TCAP

POTENTIAL BREAKTHROUGH TREATMENT FOR ADDICTION

- **Natural brain peptide discovered and characterized by Protagenic's scientific founder, Dr. David Lovejoy (Professor, U. of Toronto)**
- **Well understood physiological role in maintaining normal brain and behavioral functions**
- **Mechanism of action and therapeutic potential of synthetic TCAP well characterized**
  - Anxiety / PTSD
  - Depression
  - Addiction
    - Cocaine
    - Opioids
- **PT00114 (synthetic TCAP): IND filing in 2018, Phase 1 in 1H2019**

90

PROTAGENIC THERAPEUTICS

PT00114 blunts CRH-induced cocaine addiction



Day 0
7
14
21
28
ICV cannula
Cocaine conditioning
TCAP or Saline
Rehabituation
ICV CRH & Observation
Frantic Drug Seeking
Restoration to Normal
infusion pump
programming and recording equipment
catheter
cubicle
Inactive lever
Drug paired lever
Self-administration
Active Lever Responses
Nonstressed –
Stressed - Addi
0
300
3000
TCAP-1 Pre-Exposure (pmol)
(I.V.)

Cocaine re-instatement study Male SD Rats
Method described by S. Erb, *et al.* U of Toronto 2014

Similar results with related opioid paradigm, Protagenic data 2018

PROTAGENIC THERAPEUTICS

PT00114 *prevents* opioid withdrawal CRH-driven stress behaviors

SAELENS DRUG-PRECIPITATED WITHDRAWAL IN THE MOUSE



Day 1, 2, 3
Day 4
Day 5
Morphine I.P.
9, 10, 11 AM
1 and 3 PM
Morphine I.P.
9 AM , 11 AM
2 hr
Naloxone 10mg/kg
I.P.
1 PM
Observation
20min
RECORD JUMPS
Mouse TCAP-1 Daily S.C.
10AM
STUDY DESIGN
"PREVENTION"

PROTAGENIC THERAPEUTICS

PT00114 blunts opioid withdrawal stress response



Locomotor Activity normal

No jumping or stereotypy in CRH Knockout mice

93

PT00114 blunts opioid withdrawal stress response

SAELENS DRUG-PRECIPITATED WITHDRAWAL IN THE MOUSE


Severe Withdrawal Symptoms
+/- SEM n=9 n=4 MK801 group
Number in each bar = group mean
jumps/20 minutes
73
47
47
42
32
16
Restoration toward Normal
Morphine
Naloxone
PT00114 TCAP-1 (nmol/kg, s.c.)
+
+
+
+
+

94

PT00114 *treats* opioid withdrawal CRH-dependent stress behaviors

SAELENS DRUG-PRECIPITATED WITHDRAWAL IN THE MOUSE


Day 1, 2, 3
Day 4
Day 5
Morphine I.P.
9, 10, 11 AM
1 and 3 PM
Morphine I.P.
9 AM , 11 AM
2 hr
Naloxone 10mg/kg
I.P.
1 PM
Observation
20min
RECORD JUMPS
Mouse TCAP-1 Daily S.C.
10AM
STUDY DESIGN
"TREATMENT"

95

PT00114 better than Pfizer CRH-R1 antagonist


Saelens Drug-Precipitated Opioid Withdrawal in Mice
TCAP *versus* Pfizer CRH-R1 antagonist
jumps/20 minutes
0
10
20
30
40
50
60
70
80
90
100
n=4
8
n=12
75
n=8
52
n=12
25
CRH-R1 antagonist
CP154,526, 40 mg/kg s.c.
PT00114
250 nmol/kg
s.c.
Number in each bar = group mean

- Maximal effect of TCAP superior to that of CRH-R1 antagonist
- Single dose TCAP response lasts for weeks; CRH-R1 antagonist for hours

Alcohol, benzodiazepines, barbiturates, opioids: *deadly combos*




GABA
Benzodiazepine
Barbiturate
Alcohol
Neurosteroids
GABA-gated Cl^- channel
Cl^-

WARNINGS

Valium is not recommended in the treatment of psychotic patients and should not be employed instead of appropriate treatment.

Since Valium has a central nervous system depressant effect, patients should be advised against the simultaneous ingestion of alcohol and other CNS-depressant drugs during Valium therapy.

TCAP is expected to be free of this serious liability

97

Additional TCAP / PT00114 Data

Breakthrough for opioid & other addictions?

- PT00114 prevents naloxone-precipitated, CRH-dependent withdrawal symptoms from both morphine **and fentanyl** in rodents.
- A **single dose of PT00114** prevents opiate withdrawal symptoms ***for at least 21 days***
- Significantly out-performs PFE154,526 CRH-R1 antagonist at 40 mg/kg in Saelens treatment paradigm
- In standard rodent morphine withdrawal paradigms, **PT00114 doesn't show re-enforcing pharmacology**

98

PT00114 Potential Treatment for Alcohol and Nicotine Abuse / Dependency


PNAS

Functional *CRH* variation ... alcohol consumption in p...

NIH-PA Author Manuscript

NIH Public Access

Author Manuscript

Biol Psychiatry. Author manuscript; available in PMC 2010 February 16.

Published in final edited form as:

Biol Psychiatry. 2009 July 15; 66(2): 110. doi:10.1016/j.biopsych.2009.01.010.

CRF$_1$ receptor activation mediates nicotine withdrawal-induced deficit in brain reward function and stress-induced relapse

Adrie W. Bruijnzeel, Melissa Prado, and Shani Isaac

Department of Psychiatry, McKnight Brain Institute, University of Florida, 100 S. Newell Dr., Gainesville, Florida 32610, USA

99

PROTAGENIC THERAPEUTICS

PT00114: potential breakthrough treatment for opioid and other stress-driven addictions

- Next Generation Treatments will address "Stress Excess"
- Stress surfeit is known to compel addicted behaviors
- CRH elevation is the mediator of environmental stress
- TCAP counteracts CRH and reduces stress effects
- PT00114 (synthetic TCAP) works in cocaine addiction in rodents
- PT00114 (synthetic TCAP) works in opioid addiction in rodents
- **Phase 1 clinical trials of PT00114 in opiate addiction in 1H2019**

100

PROTAGENIC THERAPEUTICS

Corporate Information

PROTAGENIC THERAPEUTICS

Corporate Structure

- US-based company incorporated in Delaware, 2004
- Operates virtually with management offices in New York and Boston, and research activities occurring primarily in Toronto, Canada.
- Managed by an Executive Chairman who has had multiple previous pharmaceutical corporate successes, a CSO, a COO, a part-time CFO and seasoned industrial focused consultants
- High-Stature Board of Directors suitable for a much larger biopharmaceutical company
- Sole focus is developing a first-in-class, natural peptide-based therapeutic for the treatment of mental disorders
- Exclusive license from University of Toronto and ownership of future patents covering new developments

PROTAGENIC THERAPEUTICS

Board of Directors

Garo Armen, Ph.D.
- Co-Founder, Executive Chairman
- Chairman & CEO of Agenus, Inc.
- Former Chairman of Elan Corp.
- Architect of Immunex-Lederle merger

Khalil Barrage
- Managing Director, Invus Group

Brian Corvese
- President and Founder of Vencor Capital
- Former Partner at Soros Fund Management

Joshua Silverman
- CEO of Parkview Capital Management LLC
- Chairman of Neurotrope, Inc. (Nasdaq: NTRP)

Robert B. Stein, M.D., Ph.D.
- Senior Advisor, Agenus, Inc.
- Former President & CSO of Incyte Pharmaceuticals Agenus, Inc.

Management Team

Alexander Arrow, MD, CFA,
- Chief Financial Officer
- CEO of Zelegent, Inc.
- Former President & COO of Biolase, Inc. CFO of Arstasis, Inc.

David Lovejoy, Ph.D., Chief Scientific Advisor
- Prof. of Neuroendocrinology, Department of Cell and Systems Biology at University of Toronto

Dalia Barsyte, Ph.D.
- Chief Technology Advisor University of Toronto

Andrew M. Slee, Ph.D.
- Consultant

Christina F. Faragalla, MS.
- Project Director

103

PROTAGENIC THERAPEUTICS

Scientific Advisors

- **David Lowe, Ph.D.**
  - CEO of NeuroAssets, Geneva-based neuroscience consultancy working with pharma, biotech, venture capital and not-for-profit organizations on neurotherapeutics.
  - Adjunct Professor of Neuroscience, Icahn School of Medicine at Mount Sinai in New York.
  - Former head of CNS R&D groups in pharma at Sandoz Ltd. (now Novartis), Bayer and Roche.
- **Luca Santarelli, M.D., Ph.D.**
  - Chief Executive Officer and co-founder of Therachon AG
  - Venture Partner at Versant Ventures
  - Former Sr. Vice President and head of Neuroscience, Ophthalmology and Rare Diseases, Roche Pharmaceuticals
- **Stephen Arneric, Ph.D.**
  - Pharmaceutical scientist for over 25 years at large pharma (Abbott, Lilly, Pharmacia, & Pfizer), and biotechnology (DuPont Pharma, Neuromed Pharma)
  - 30+ drug candidates made it to the clinic to treat pain, psychiatric, and urological disorders.
- **Mark Smith, M.D., Ph.D.**
  - Chief Medical Officer of VistaGen
  - Former Clinical Lead for Neuropsychiatry at Teva Pharmaceuticals (NYSE: TEVA)
  - Former Exec. Director of Clinical Development at AstraZeneca Pharmaceuticals (NYSE: AZN)
- **Andrew Stern, Ph.D.**
  - Director of Novel Therapeutics of the Drug Discovery Institute of the University of Pittsburgh School of Medicine
  - Former Associate Director, Novel Therapeutics, Broad Institute of Harvard and MIT

Confidential

PROTAGENIC THERAPEUTICS